UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2023

THE GORMAN-RUPP COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or other jurisdiction

of Incorporation)

1-6747	34-0253990
(Commission File Number)	(I.R.S. Employee Identification No.)

600 South Airport Road, Mansfield, Ohio	44903
(Address of Principal Executive Offices)	(Zip Code)

(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of The Gorman-Rupp Company (the “Company”) was held on April 27, 2023 virtually via webcast ( the “Annual Meeting”). As of the record date, there were a total of 26,178,250 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 20,634,526 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.

Fix the number of Directors of the Company at nine and to elect nine Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Donald H. Bullock, Jr.	18,150,997	394,713	2,088,816
Jeffrey S. Gorman	18,365,119	180,591	2,088,816
M. Ann Harlan	18,379,761	165,949	2,088,816
Scott A. King	18,432,257	113,453	2,088,816
Christopher H. Lake	18,370,725	174,985	2,088,816
Sonja K. McClelland	18,422,159	123,551	2,088,816
Vincent K. Petrella	18,221,699	324,011	2,088,816
Kenneth R. Reynolds	18,414,822	130,888	2,088,816
Charmaine R. Riggins	18,452,940	92,770	2,088,816

2.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,212,634	1,250,337	82,739	2,088,816

3.	Approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named Executive Officers; The voting results were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
17,203,238	17,726	1,282,483	42,263	2,088,816

The Company has determined that the advisory vote on the compensation of the Company’s named Executive Officers will be held every year until the next vote on the frequency of such advisory votes.

4.	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain
20,167,484	342,307	124,735

Item 7.01	Regulation FD Disclosure

On April 28, 2023, the Company issued a press release announcing the election of a new independent director. The press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit

(99)	News Release dated April 28, 2023

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/ Brigette A. Burnell
Brigette A. Burnell
Executive Vice President, General Counsel and Corporate Secretary

April 28, 2023